EXHIBIT (10)(V)


               SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment) dated this 4th day of March, 1998, effective as of March 19, 1998, by and between HARLEYSVILLE GROUP INC., a corporation organized and existing under the laws of the State of Delaware with an address of 355 Maple Avenue, Harleysville, PA 19438 (the "Borrower"), and HARLEYSVILLE MUTUAL INSURANCE COMPANY, an insurance company organized and existing under the laws of the Commonwealth of Pennsylvania, with an address of 355 Maple Avenue, Harleysville, PA 19438 (the "Lender"):

                           WITNESSETH:
                           ----------

     WHEREAS, The Borrower and the Lender entered into a Loan Agreement (the "Agreement") dated March 19, 1991 whereby the borrower borrowed the sum of $18,500,000 (the "Loan") from the Lender for the purpose of acquiring the shares of stock of Phoenix General Insurance Company and its subsidiaries, and the principal amount of the loan remains unpaid and outstanding; and

     WHEREAS, The Borrower and the Lender desire to extend the Loan Agreement an additional seven (7) years at an interest rate of LIBOR plus sixty-five one-hundredths (0.65%) per cent with all other terms and conditions of the Loan Agreement remaining the same; and

     WHEREAS, Section 8.03 of the Agreement provides, inter alia, that the Borrower and the lender may enter into a written agreement amending, modifying or supplementing the Agreement.

     NOW, THEREFORE, In consideration of the premises and the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto agree as follows;

     1.  The definition of "Maturity Date" in Section 1.01 of
         Article I of the Agreement shall be deleted, and the following shall be substituted in its place:

             "'Maturity Date' shall mean the earlier
              ---------------
             to occur of March 18, 2005 or the date on which the Lender makes a demand for payment of the Note in full."

     2. The last sentence of Section 2.01(b) of Article II of the Agreement shall be deleted, and the following shall be substituted in its place:

             "The rate of interest shall be equal to
             LIBOR, as established by the LIBOR
             interest period selected by the Borrower plus sixty-five one-hundredths (0.65%) per cent.

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     3.  The last line of Section 2.06 of Article II of the
         Agreement shall be deleted and the following shall be substituted in its place:

             "...then current LIBOR plus sixty-five
             one-hundredths (0.65%) per cent."

     4. Exhibit A referred to in Section 2.03 of Article II of the Agreement shall be amended and Exhibit A-1, copy of which is attached hereto and made a part hereof, shall amend
         Exhibit A, as set forth therein.

     5. Exhibit B referred to in Section 3.11 of Article III of the Agreement shall be deleted and Exhibit B-1, which is attached hereto and made a part hereof, shall be substituted in its place.

     6. All other terms, conditions, and provisions of the Agreement are hereby ratified and confirmed by the Borrower and the Lender and remain in full force and effect, except as herein modified, amended and changed.

     IN WITNESS WHEREOF, The parties hereto, by their duly authorized officers, have executed and delivered this Second
Amendment to Loan Agreement on the date first above written, effective as of the date stated herein.


                              HARLEYSVILLE MUTUAL INSURANCE COMPANY

                              BY: /s/MARK R. CUMMINS
                                 ---------------------------------
                                 Mark R. Cummins
                                 Senior Vice President, Chief
                                 Investment Officer and Treasurer


                              HARLEYSVILLE GROUP INC.

                              BY: /s/BRUCE J. MAGEE
                                 ---------------------------------
                                 Bruce J. Magee
                                 Senior Vice President and
                                 Chief Financial Officer

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                                                       Exhibit A-1


                  AMENDMENT TO PROMISSORY NOTE
                  ----------------------------

     By the Second Amendment to Loan Agreement dated as of March 19, 1991 by and between HARLEYSVILLE GROUP INC. and HARLEYSVILLE MUTUAL INSURANCE COMPANY, certain modifications, amendments and changes were made, as set forth therein. As a result of those modifications, amendments and changes, the Promissory Note dated March 19, 1991 is amended as follows:

     1.  The Maturity Date has been extended from March 18, 1998 to
         March 18, 2005.

     2.  The interest rate has been changed from LIBOR plus one
         (1%) per cent to LIBOR plus sixty-five one-hundredths
         (0.65%) per cent.


Dated:  March 4, 1998



                              HARLEYSVILLE GROUP INC.

Attest:
                              BY: /s/BRUCE J. MAGEE
                                 --------------------------
  /s/ROGER A. BROWN              Bruce J. Magee
----------------------           Senior Vice President and
  Roger A. Brown                 Chief Financial Officer
  Secretary

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                                                       Exhibit B-1


              HARLEYSVILLE GROUP INC. SUBSIDIARIES
              ------------------------------------


                                       STATE OF        PERCENTAGE OWNED BY
      NAME OF SUBSIDIARY               DOMICILE       HARLEYSVILLE GROUP INC.
---------------------------------    ------------     -----------------------

Carlton Holding Corporation          New York                 100%
Great Oaks Insurance Company         Ohio                     100%
Harleysville-Atlantic Insurance
  Company                            Georgia                  100%
Harleysville Insurance Company
  of New Jersey                      New Jersey               100%
Huron Insurance Company              Pennsylvania             100%
Lake States Insurance Company        Michigan                 100%
Mid-America Insurance Company        Pennsylvania             100%
Minnesota Fire and Casualty
  Company                            Minnesota                100%
New York Casualty Insurance
  Company                            New York                 100%
Worcester Insurance Company          Massachusetts            100%
Harleysville Asset Management        Pennsylvania             100%
Insurance Management Resources LP    Pennsylvania             100%

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